SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  APRIL 14, 2000

                                                               000-22172
                                            (Commission File Number)

                             recordLab CORPORATION
              (Exact name of registrant as specified in its charter)

          WASHINGTON                                   91-1345532
(State or other jurisdiction of             (IRS Employer Identification No.)
 incorporation or organization)


                        1605 NW SAMMAMISH ROAD, SUITE 205
                           ISSAQUAH, WASHINGTON 98027
                    (Address of principal executive offices)

                                (425) 391-3610
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS SUCH AS STATEMENTS OF THE COMPANY'S EXPECTATIONS, PLANS, OBJECTIVES AND BELIEFS. THESE STATEMENTS USE SUCH WORDS AS "MAY," "WILL," "EXPECT," "ANTICIPATE," "BELIEVE," "PLAN," AND OTHER SIMILAR TERMINOLOGY. ACTUAL RESULTS COULD DIFFER MATERIALLY DUE TO CHANGES IN THE MARKET ACCEPTANCE OF recordLab PRODUCTS, MARKET INTRODUCTION OR PRODUCT DEVELOPMENT DELAYS, GLOBAL AND LOCAL BUSINESS CONDITIONS, LEGISLATION AND GOVERNMENTAL REGULATIONS, COMPETITION, THE COMPANY'S ABILITY TO OBTAIN ADEQUATE FINANCING FOR ITS OPERATIONS, EFFECTIVELY MAINTAIN AND UPDATE ITS PRODUCT PORTFOLIO, SHIFTS IN TECHNOLOGY, POLITICAL OR ECONOMIC INSTABILITY IN LOCAL MARKETS, AND CURRENCY AND EXCHANGE RATES. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF.

        recordLab CORPORATION, formerly known as Midisoft Corporation, (the "Company") announced that it changed its name to recordLab(TM) Corporation, shifted its business emphasis to the Internet, and revealed a new corporate identity that reflects its new strategy. recordLab Corporation and its website, recordLab.com(TM), which the Company intends to be a rich media-based music destination site, will serve the needs of amateur musicians worldwide, motivating and enabling them to realize their musical aspirations. The Company's new mission is to provide tools which amateur musicians need to develop or rekindle their passion for music creation.

         recordLab.com will introduce a new class of Internet-based music products and services that are "wrapped" with extensive expert know-how in the knowledge, techniques and art of creating music. The first product will be recordLab's Internet TapeDeck(TM), a multi-track, digital audio recording application. The Company's website will assist musicians in using its products and services through delivery of expert advice from renowned music producers, engineers, songwriters, artists and music business professionals.

         Demand for and access to Internet services and products has begun to develop only recently and is rapidly evolving. The Company's Internet model is still under development. The Company has a limited operating history in Internet content and services on which to evaluate its Internet business and prospects. The overall market for products, contents and services, delivered with an ecommerce business model, is highly competitive with relatively low barriers to entry. The Company believes that the ability to compete on the Internet will depend on several factors, including, but not limited to, the quality, number and extent of marketing arrangements, quality of online offering of products and services, pricing, website design, effectiveness of Internet security measures, quality and reliability of technological systems, ability to attract and retain qualified personnel with technological or web expertise and intensity of management focus. Additionally, revenues from the Company's Internet operations will depend significantly on widespread acceptance and use of the Internet as a source of music creation capabilities, as a method of music distribution and education and, in general, as a vehicle for commerce in goods and services. The success of the Company will also depend in part on the development and maintenance of the web and Internet infrastructure, such as a reliable network backbone with the necessary speed, data capacity and security and timely development of complementary products such as high speed modems for providing reliable web access and services.

        In light of the Company's limited operating history in ecommerce and the difficulties attendant to the shift of its primary business focus from technology development to providing Internet products, content and services, there can be no assurance that the Company will be able to compete successfully with respect to any of these factors, and the inability to do so could have a material adverse effect on the Company's business, prospects, financial condition and results of operations.

        The Company has invested and intends to continue to invest the majority of its financial and management resources on website and product development, marketing and promotion, strategic relationships and technology and operating infrastructure. The Company anticipates that its Internet business will incur operating losses for at least the next two years as it builds its Internet commerce business and seeks to achieve market acceptance and economies of scale. The Company anticipates raising additional funds during the next twelve months. There can be no assurance that such financing will be available, if at all, in amounts or on terms acceptable to the Company.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                recordLab CORPORATION

                                By:    /s/
                                   --------------------------------------------
                                   Gary M. Cully, Chief Financial Officer

Dated:  April 18, 2000